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                                                                       Exhibit 2


                              JAGO HOLDING AG

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10006) of SkyePharma plc of our report dated April 28, 1997, relating to the consolidated financial statements of Jago Holding AG, appearing on page F-58 of the Company's Form 20-F dated June 25, 1999.

PricewaterhouseCoopers AG
Basel, Switzerland
June 25, 1999